UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 2004
                                                        -----------------

                          Poster Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Nevada                    333-114335               56-2370836
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(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)


129 E. Fremont Street, Las Vegas, NV                             89101
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (702) 385-7111
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

         On November 30, 2004, Poster Financial Group, Inc. (the "Company") entered into an amendment to the loan and security agreement relating to its senior secured credit facility.

         The amendment increased the maximum amount of the revolving portion of the credit facility to $25 million from $15 million, and with the $30 million term loan portion of the credit facility, the total commitment of the lenders under the credit facility was increased to $45 million. The Company's borrowing rate under the revolving portion of the credit facility is expressed as a margin over the prime rate or LIBOR, as applicable, and the new rate is 50 basis points higher on any amounts outstanding on the revolving portion of the credit facility in excess of $15 million.

         The amendment also modified financial ratios and covenants to cure certain defaults (which had been previously waived by the lenders as disclosed in the Form 10-Q filed by the Company with the Securities and Exchange Commission for the quarterly period ended September 30, 2004) and to permit the sale of the Golden Nugget Laughlin.

         The full text of the amendment is attached hereto as Exhibit 10.1.


Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits.

Exhibit 10.1   Amendment Number Three to Loan and Security Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POSTER FINANCIAL GROUP, INC.

Date:  December 2, 2004                   By:  /s/ Joanne M. Beckett
                                              -------------------------------
                                          Name:  Joanne M. Beckett
                                          Title: Senior Vice President and
                                                 General Counsel